AMENDMENT TO
                        LEASE AGREEMENT OF APRIL 1, 1997


         Horizon Lodges of America, Inc., an Oklahoma corporation ("Landlord") and New Direction Centers of America, L.L.C. ("Tenant") amend that certain Lease Agreement made April 1, 1997 between the parties and pertaining to the property located at 3115 North Lincoln Boulevard, Oklahoma City, Oklahoma (the "Leased Premises") as follows:

         Paragraph 3(b) is amended to provide as follows:

                  (b) Renewal Option. Upon written notice from Tenant to Landlord given at least 90 days prior to expiration of the term of the lease, Tenant will have the option to renew this lease for two additional five-year periods, the monthly rent for each renewal term to be 120 percent of the rent for the term being extended.

         DATED:  May  6 , 1998.

ATTEST:                                 HORIZON LODGES OF AMERICA, INC.

         (Seal)

/s/ Ron Alexander                       By  /s/ R.C. Cunningham, II
------------------------------------        ------------------------------------
Ron Alexander, Secretary                    R.C. Cunningham, II
                                            President

                                        NEW DIRECTION CENTERS OF
                                        AMERICA, L.L.C.



                                        By /s/ Ron Alexander
                                           ------------------------------------
                                           Ron Alexander, Manager